                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 8
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM TAX-EXEMPT FUNDS

          This Amendment No. 8 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Tax-Exempt Funds to AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                     NEW NAME
------------------------------   -----------------------------------
AIM High Income Municipal Fund   Invesco High Income Municipal Fund
AIM Tax-Exempt Cash Fund         Invesco Tax-Exempt Cash Fund
AIM Tax-Free Intermediate Fund   Invesco Tax-Free Intermediate Fund;


          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Tax-Exempt Funds are hereby changed to AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                     By: /s/ John M. Zerr
                                         ---------------------------------------
                                     Name: John M. Zerr
                                     Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                    CLASSES OF EACH PORTFOLIO
----------------------------------------------------------   ---------------------------
Invesco High Income Municipal Fund                           Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares
                                                             Institutional Class Shares
Invesco Municipal Fund                                       Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares
Invesco Tax-Exempt Cash Fund                                 Class A Shares
                                                             Class Y Shares
                                                             Investor Class Shares
Invesco Tax-Exempt Securities Fund                           Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares
Invesco Tax-Free Intermediate Fund                           Class A Shares
                                                             Class A2 Shares
                                                             Class Y Shares
                                                             Institutional Class Shares
Invesco Van Kampen California Insured Tax Free Fund          Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares
Invesco Van Kampen High Yield Municipal Fund                 Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares
Invesco Van Kampen Insured Tax Free Income Fund              Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares
Invesco Van Kampen Intermediate Term Municipal Income Fund   Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares

Invesco Van Kampen Municipal Income Fund                     Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares
Invesco Van Kampen New York Tax Free Income Fund             Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class Y Shares"